UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2025

Sharps Technology, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-41355	82-3751728
(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Melville, New York 11747

(Address of Principal Executive Offices)

(631) 574-4436

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	STSS	NASDAQ Capital Market
Common Stock Purchase Warrants	STSSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 2, 2025, Sharps Technology, Inc. (the “Company”) entered into a Controlled Equity Offering Sales Agreement (the “Sales Agreement”) with each of Cantor Fitzgerald & Co. (“Cantor”) and Aegis Capital Corp. (“Aegis”) (each, an “Agent” and together, the “Agents”), pursuant to which the Company, from time to time, at its option may offer and sell shares (the “ATM Shares”) of its common stock, par value $0.0001 per share (the “Company Common Stock”), to or through Cantor, acting as principal and/or the sole designated sales agent having an aggregate sales price of up to $236,605,575 (the “ATM Offering”).

Subject to the terms and conditions of the Sales Agreement, Cantor will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the ATM Shares from time to time, based upon the Company’s instructions. The Company has provided the Agents with customary indemnification and contribution rights in favor of the Agents, and the Agents will be entitled to a commission of 3.0% of the gross proceeds from each sale of the ATM Shares pursuant to the Sales Agreement.

Sales of the ATM Shares, if any, under the Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) or by any other method permitted by law. The Company has no obligation to sell any of the ATM Shares and may at any time suspend offers under the Sales Agreement or terminate the Sales Agreement.

This description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement, which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

The Company Common Stock to be sold under the Agreement, if any, will be issued and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-274146), which was filed with the Securities and Exchange Commission (the “SEC”) on August 22, 2023, as amended on August 29, 2023 and declared effective by the Securities and Exchange Commission (“SEC”) on September 5, 2023 and a registration statement on Form S-3 (File No. 333-289980) filed pursuant to Rule 462(b) under the Securities Act for the purpose of registering additional securities available to be sold under the registration statement on Form S-3 (File No. 333-274146) (collectively, the “Registration Statement”), including a base prospectus as part of the Registration Statement, and a prospectus supplement dated September 2, 2025 relating to the offer and sale of the ATM Shares pursuant to the Sales Agreement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Company Common Stock nor shall there be any sale of shares of Company Common Stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The legal opinion of Sichenzia Ross Ference Carmel LLP relating to the legality of the issuance and sale of the ATM Shares pursuant to the ATM Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Number	Description
1.1	Sales Agreement, dated as of September 2, 2025, by and among the Company, Cantor Fitzgerald & Co., and Aegis Capital Corp.
5.1	Opinion of Sichenzia Ross Ference Carmel LLP
23.1	Consent of Sichenzia Ross Ference Carmel LLP (included in the opinion filed as Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2025

SHARPS TECHNOLOGY, INC.

/s/ Paul K. Danner
Paul K. Danner
Executive Chairman (Principal Executive Officer)